EXHIBIT 99.2

FORM 8 (DD)

PUBLIC DEALING DISCLOSURE BY A PARTY TO AN OFFER OR PERSON ACTING IN CONCERT (INCLUDING DEALINGS FOR THE ACCOUNT OF DISCRETIONARY INVESTMENT CLIENTS)

Rules 8.1, 8.2 and 8.4 of the Takeover Code (the “Code”)

1.	KEY INFORMATION

(a) Full name of discloser:	Flemming Ornskov

(b) Owner or controller of interests and short positions disclosed, if different from 1(a):

The naming of nominee or vehicle companies is insufficient. For a trust, the trustee(s), settlor and beneficiaries must be named.

N/A
(c) Name of offeror/offeree in relation to whose relevant securities this form relates: Use a separate form for each offeror/offeree	SHIRE PLC
(d) Status of person making the disclosure: e.g. offeror, offeree, person acting in concert with the offeror/offeree (specify name of offeror/offeree)	Person acting in concert with the offeree
(e) Date dealing undertaken:	30 April 2018
(f) In addition to the company in 1(c) above, is the discloser making disclosures in respect of any other party to the offer? If it is a cash offer or possible cash offer, state “N/A”	NO

2.	POSITIONS OF THE PERSON MAKING THE DISCLOSURE

If there are positions or rights to subscribe to disclose in more than one class of relevant securities of the offeror or offeree named in 1(c), copy table 2(a) or (b) (as appropriate) for each additional class of relevant security.

(a)	Interests and short positions in the relevant securities of the offeror or offeree to which the disclosure relates following the dealing

Class of relevant security:
	Interests		Short positions
	Number	%	Number	%
(1) Relevant securities owned and/or controlled:	227,577(1)	0.02(2)	Nil	0
(2) Cash-settled derivatives:	Nil	0	Nil	0
(3) Stock-settled derivatives (including options) and agreements to purchase/sell:	Nil	0	Nil	0
TOTAL:	Nil	0	Nil	0

(1) 181,677 ordinary shares held in the form of American Depositary Shares (“ADSs”). One ADS is equivalent to three ordinary shares of 5p each.

(2) % of total issued share capital (excluding treasury shares).

Form 8 (DD)	1	August 2016

All interests and all short positions should be disclosed.

Details of any open stock-settled derivative positions (including traded options), or agreements to purchase or sell relevant securities, should be given on a Supplemental Form 8 (Open Positions).

Details of any securities borrowing and lending positions or financial collateral arrangements should be disclosed on a Supplemental Form 8 (SBL).

(b)	Rights to subscribe for new securities (including directors’ and other employee options)

Class of relevant security in relation to which subscription right exists:	Ordinary shares of 5p each
Details, including nature of the rights concerned and relevant percentages:	Options and rights to acquire as set out below

Shire Long Term Incentive Plan 2015, Shire Deferred Bonus Plan 2015 and Shire Portfolio Share Plan

Name	Plan	Maximum number of ordinary shares subject of the award	Vesting date	Subscription price
Flemming Ornskov	Shire Deferred Bonus Plan 2015	12,735(1)	11 March 2019	Nil
		11,163(1)	10 March 2020	Nil
		10,470(1)	9 March 2021	Nil
	Shire Long Term Incentive Plan 2015	97,491(1)	26 February 2019	Nil
		68,706(1)	28 February 2020	Nil
		30,093(1)	30 April 2018(2)	$245.48(3)
		129,987(1)	26 February 2019	$161.42(3)
		91,608(1)	28 February 2020	$181.63(3)
	Shire Portfolio Share Plan	136,803(1)	28 February 2016(2)	$95.04(3)
		56,952(1)	2 May 2016(2)	$91.59(3)
		102,522(1)	28 February 2017(2)	$168.54(3)

(1) Ordinary shares subject to award in the form of ADSs. One ADS is equivalent to three ordinary shares of 5p each.

(2) Vested but not yet exercised.

(3) Subscription price applicable to exercise of award in the form of ADSs.

Form 8 (DD)	2	August 2016

Shire Global Employee Stock Purchase Plan

Name	Product description	Number of ordinary Shares subject of the award	Exercise date	Exercise price
Flemming Ornskov	Option over ADS

On 1 November 2017, Dr Ornskov was granted an option over notional ADSs. Dr Ornskov has elected to save $480.76 per fortnight (such that an amount of $12,499.76 will have been saved by the exercise date).

If the fair market value of an ADS on 31 October 2017 applies (being $147.63), then the option price will be $125.49, meaning that Dr Ornskov will receive 99 ADSs (representing 297 ordinary shares)

			31 October 2018	The option price per ADS will be the lower of 85% of the fair market value of an ADS on 31 October 2017 and 85% of the fair market value of an ADS on 30 October 2018.

3.	DEALINGS BY THE PERSON MAKING THE DISCLOSURE

Where there have been dealings in more than one class of relevant securities of the offeror or offeree named in 1(c), copy table 3(a), (b), (c) or (d) (as appropriate) for each additional class of relevant security dealt in.

The currency of all prices and other monetary amounts should be stated.

(a)	Purchases and sales

(i)	Party to an offer or person acting in concert (except for a principal trader in the same group as a connected adviser)

Class of relevant security	Purchase/sale	Number of securities	Price per unit
Ordinary shares of 5p each	Automated sale to settle income tax liability in respect of vesting of award set out at 3(d)(i) below	10,809(1)	$160.01(2)

(1) Ordinary shares subject to the dealing held in the form of ADSs. One ADS is equivalent to three ordinary shares of 5p each.

(2) Sale price applicable to the sale of ordinary shares in the form of ADSs.

Form 8 (DD)	3	August 2016

(ii)	Principal trader where the sole reason for the connection is that the principal trader is in the same group as a connected adviser

Class of relevant security	Purchases/ sales	Total number of securities	Highest price per unit paid/received	Lowest price per unit paid/received
N/A	N/A	N/A	N/A	N/A

(b)	Cash-settled derivative transactions

Class of relevant security	Product description e.g. CFD	Nature of dealing e.g. opening/closing a long/short position, increasing/reducing a long/short position	Number of reference securities	Price per unit
N/A	N/A	N/A	N/A	N/A

(c)	Stock-settled derivative transactions (including options)

(i)	Writing, selling, purchasing or varying

Class of relevant security	Product description e.g. call option	Writing, purchasing, selling, varying etc.	Number of securities to which option relates	Exercise price per unit	Type e.g. American, European etc.	Expiry date	Option money paid/ received per unit
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(ii)	Exercise

Class of relevant security	Product description e.g. call option	Exercising/ exercised against	Number of securities	Exercise price per unit
N/A	N/A	N/A	N/A	N/A

(d)	Other dealings (including subscribing for new securities)

(i)

Class of relevant security	Nature of dealing e.g. subscription, conversion	Details	Price per unit (if applicable)
Ordinary shares of 5p each	Vesting of an award granted under the Shire Long Term Incentive Plan 2015 (the “LTIP”). The remainder of the award lapsed to reflect achievement of performance conditions.	22,926 ordinary shares vested.(1)	Nil

(1) Ordinary shares subject to award in the form of ADSs. One ADS is equivalent to three ordinary shares of 5p each. Award includes ordinary shares pursuant to the LTIP’s dividend equivalence provisions, to reflect dividends paid between date of grant and date of vesting.

(ii)

Class of relevant security	Nature of dealing e.g. subscription, conversion	Details	Price per unit (if applicable)
Ordinary shares of 5p each	Adjustment on vesting to the maximum number of shares subject to an unexercised share option awarded under the LTIP to reflect achievement of performance conditions.	Lapse of 49,101 ordinary shares subject to award(1)	Subscription price per ADS remains $245.48

(1) Ordinary shares subject to award in the form of ADSs. One ADS is equivalent to three ordinary shares of 5p each.

Form 8 (DD)	4	August 2016

4.	OTHER INFORMATION

(a)	Indemnity and other dealing arrangements

Details of any indemnity or option arrangement, or any agreement or understanding, formal or informal, relating to relevant securities which may be an inducement to deal or refrain from dealing entered into by the party to the offer or person acting in concert making the disclosure and any other person:

Irrevocable commitments and letters of intent should not be included. If there are no such agreements, arrangements or understandings, state “none”

None

(b)	Agreements, arrangements or understandings relating to options or derivatives

Details of any agreement, arrangement or understanding, formal or informal, between the party to the offer or person acting in concert making the disclosure and any other person relating to:

(i)       the voting rights of any relevant securities under any option; or

(ii)       the voting rights or future acquisition or disposal of any relevant securities to which any derivative is referenced:

If there are no such agreements, arrangements or understandings, state “none”

None

(c)	Attachments

Are any Supplemental Forms attached?

Supplemental Form 8 (Open Positions)	NO
Supplemental Form 8 (SBL)	NO
Date of disclosure:	1 May 2018
Contact name:	Stephen Williams, Deputy Company Secretary
Telephone number:	+44 (0)125 689 4003

Public disclosures under Rule 8 of the Code must be made to a Regulatory Information Service.

The Panel’s Market Surveillance Unit is available for consultation in relation to the Code’s dealing disclosure requirements on +44 (0)20 7638 0129.

The Code can be viewed on the Panel’s website at www.thetakeoverpanel.org.uk.

Form 8 (DD)	5	August 2016